================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 30, 2006



                            LUCENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

       Delaware                 1-11639                       22-3408857
    (State or other     (Commission File Number)          (I.R.S. Employer
    jurisdiction of                                       Identification Number)
      incorporation)


600 Mountain Avenue, Murray Hill, New Jersey                  07974

 (Address of principal executive offices)                   (Zip Code)


         Registrant's telephone number, including area code:908-582-8500

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)


[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                                EXPLANATORY NOTE

FOLLOWING COMPLETION OF ITS MERGER WITH A WHOLLY OWNED SUBSIDIARY OF ALCATEL (THE "MERGER"), LUCENT TECHNOLOGIES INC. ("LUCENT") IS NO LONGER SUBJECT TO THE REPORTING REQUIREMENTS OF THE U.S. SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, BUT IS VOLUNTARILY FILING THIS REPORT IN ORDER TO BE IN COMPLIANCE WITH THE TERMS OF THE INDENTURE FOR ITS 2-3/4% SERIES A CONVERTIBLE SENIOR DEBENTURES DUE 2023 AND ITS 2-3/4% SERIES B CONVERTIBLE SENIOR DEBENTURES DUE 2025.


ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

In connection with the Merger, which was completed on November 30, 2006, Lucent delisted from the New York Stock Exchange its shares of common stock, par value $0.01 per share (the "Lucent Common Stock"), each of which was converted in the Merger into the right to receive 0.1952 of an American Depositary Share of Alcatel-Lucent (each, an "ADS"), each ADS representing one ordinary share, nominal value (euro)2.00 per share, of Alcatel-Lucent (the "Alcatel-Lucent Ordinary Shares").

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT.

On November 30, 2006, pursuant to an Agreement and Plan of Merger, dated April 2, 2006 (the "Merger Agreement"), by and among Alcatel-Lucent, a SOCIETE ANONYME organized under the laws of the Republic of France and formerly known as Alcatel ("Alcatel-Lucent"), Lucent and Aura Merger Sub, Inc., a wholly owned subsidiary of Alcatel ("Merger Sub"), Merger Sub merged with and into Lucent, with Lucent continuing as the surviving corporation and as a wholly owned subsidiary of Alcatel-Lucent.

As a result of the Merger, each share of Lucent Common Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.1952 (the "Exchange Ratio") of an ADS, each ADS representing one Alcatel-Lucent Ordinary Shares. Outstanding options to purchase shares of Lucent Common Stock granted under Lucent's option plans were converted at the effective time of the Merger into the right to acquire Alcatel-Lucent Ordinary Shares, with the exercise price and the number of Alcatel-Lucent Ordinary Shares adjusted to reflect the Exchange Ratio. Alcatel-Lucent has also agreed to make Alcatel-Lucent Ordinary Shares and ADSs available for issuance upon exercise of warrants formerly exercisable for Lucent Common Stock and upon conversion of Lucent debt securities formerly convertible into Lucent common stock. The ADSs have been approved for listing on the New York Stock Exchange under the symbol "ALU" and currently trade on such Exchange; the Alcatel Ordinary Shares have been approved for listing on the Euronext and currently trade there under the symbol "ALU".

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Merger Agreement, immediately upon completion of the Merger on November 30, 2006:

(i) each of Linnet F. Deily, Robert E. Denham, Daniel S. Goldin, Edward E. Hagenlocker, Karl J. Krapek, Richard C. Levin, Patricia F. Russo, Henry B. Schacht, Franklin A. Thomas and Ronald A. Williams resigned from the board of directors of Lucent, and Cynthia K. Christy-Langenfeld, Frank A. D'Amelio, David
W. Hitchcock, Timothy Keller, Hubert de Pesquidoux and Michael Quigley were appointed to the board of directors of Lucent as the surviving corporation of the Merger; and

(ii) each of Patricia F. Russo (Chairman and Chief Executive Officer), James K. Brewington (President, Developing Markets), William R. Carapezzi, Jr. (Senior Vice President, General Counsel and Secretary), Frank A. D'Amelio (Executive Vice President and Chief Operating Officer), Janet G. Davidson (Chief Strategy Officer), Michael I. Jones (Vice President, Supply Chain Network), Jeong Kim (President, Bell Laboratories), John A. Kritzmacher (Senior Vice President and Chief Financial Officer) and John A. Meyer (President, Lucent Worldwide Services), resigned or were replaced as executive officers of Lucent, and Cynthia K. Christy-Langenfeld was appointed Lucent's President and Chief Executive Officer, David W. Hitchcock was appointed Lucent's Chief Financial Officer and Treasurer, and Timothy Keller was appointed Lucent's General Counsel and Secretary.

Set forth below is information regarding Lucent's newly appointed executive officers.

Cynthia K. Christy-Langenfeld, President and Chief Executive Officer (age 40). Ms. Christy-Langenfeld became President and Chief Executive Officer of Lucent, and Head of North America of Alcatel-Lucent, on November 30, 2006. From April 2005 through November 30, 2006, she was President of Lucent's Network Solutions Group. Prior to that, Ms. Christy-Langenfeld was president of Lucent's Mobility Solutions Group, and had previously served as Chief Operating Officer for Lucent's Mobility business from December 2000 through March 2004. Prior to that assignment, Christy-Langenfeld was president of Universal Mobile Telecommunications Systems (UMTS) Offer Management for Lucent's Wireless Networks Group from May 2000 through December 2000.

David Hitchcock, Chief Financial Officer and Treasurer (age 45). Mr. Hitchcock became Chief Financial Officer and Treasurer of Lucent, and North America Finance Leader of Alcatel-Lucent, on November 30, 2006. From March through November 30, 2006, he served as Lucent's Corporate Controller. From February 2005 to March 2006, he served as Business Operations and Finance Vice President of Lucent Worldwide Services. Mr. Hitchcock joined Lucent's predecessor, AT&T, in 1983, supporting manufacturing operations in Winston-Salem, N.C. He is also a licensed certified public accountant.

Timothy Keller, General Counsel (age 45). Mr. Keller became General Counsel and Secretary of Lucent on November 30, 2006. From June 1, 2006, through November 30, 2006, he was Lucent's Law Vice President and Deputy General Counsel - Commercial. From September 1, 2004, through November 30, 2006, he was Lucent's Law Vice President with responsibility for legal matters in the Asia/Pacific and China region. From November 2002 through August 2004, he was Lucent's Managing Corporate Counsel - Mobility and from August 2001 through October 2002 he was Lucent's Lead Corporate Counsel - Mobility.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Pursuant to the terms of the Merger Agreement, immediately upon completion of the Merger on November 30, 2006, the certificate of incorporation of Lucent as in effect immediately prior to the Merger was restated. A copy of the restated certificate of incorporation of Lucent is filed as Exhibit 3.1 to this Form 8-K, and is incorporated into this report by reference.

Pursuant to the terms of the Merger Agreement, immediately upon completion of the Merger on November 30, 2006, the by-laws of Lucent as in effect immediately prior to the Merger were restated. A copy of the restated by-laws of Lucent is filed as Exhibit 3.2 to this Form 8-K, and is incorporated into this report by reference.

ITEM 8.01.        OTHER EVENTS.

On November 30, 2006, Alcatel-Lucent and Lucent issued a joint press release announcing the completion of the Merger, which is attached as Exhibit 99.1 hereto, and is incorporated into this report by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.       Description
----------        -----------
       3.1        Restated Certificate of Incorporation of Lucent Technologies
                  Inc.
       3.2        Restated By-laws of Lucent Technologies Inc.
      99.1        Press release issued by Lucent Technologies Inc. and
                  Alcatel-Lucent on November 30, 2006, announcing the completion of the merger of Lucent Technologies Inc. with a wholly owned subsidiary of Alcatel-Lucent.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LUCENT TECHNOLOGIES INC.

Date: December 6, 2006              By: /s/ David Hitchcock
                                        ----------------------------------------
                                        Name:    David Hitchcock
                                        Title:   Chief Financial Officer and
                                                 Treasurer

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------
Exhibit No.       Description
-----------       --------------------------------------------------------------
--------------------------------------------------------------------------------
       3.1        Restated Certificate of Incorporation of Lucent Technologies
                  Inc.
--------------------------------------------------------------------------------
       3.2        Restated By-laws of Lucent Technologies Inc.
--------------------------------------------------------------------------------
      99.1        Press release issued by Lucent Technologies Inc. and
                  Alcatel-Lucent on November 30, 2006, announcing the completion of the merger of Lucent Technologies Inc. with a wholly owned subsidiary of Alcatel-Lucent.
--------------------------------------------------------------------------------